ING SERIES FUND, INC.

Supplement dated October 26, 2012

to the Current Prospectuses

for the above-named Company (“Registrant”)

The Board of Directors of the above named Registrant approved revising the list of eligible investors for Class I shares of the Registrant’s series to include 529 college savings plans. Effective October 26, 2012, the Registrant’s current Prospectuses are hereby revised as follows:

The section entitled “How to Buy Shares — Class I Shares” of each of the Registrant’s Prospectuses, is hereby deleted in its entirety and replaced with the following:

Class I Shares

Class I shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) 529 college savings plans; (3) insurance companies and foundations investing for their own account; (4) wrap programs offered by broker-dealers and financial institutions; (5) accounts of, or managed by, trust departments; (6) individuals whose accounts are managed by an investment adviser representative, as stated above; (7) retirement plans affiliated with ING Groep; (8) ING Groep affiliates for purposes of corporate cash management; (9) other registered investment companies; and (10) shareholders holding Class I shares of other ING Funds as of February 28, 2002, as long as they maintain a shareholder account.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE